UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) April 24, 2013

NEWMARKET CORPORATION

(Exact name of Registrant as specified in charter)

Virginia	1-32190	20-0812170
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS employer identification no.)

330 South Fourth Street, Richmond, Virginia	23219
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code (804) 788-5000

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition

On April 24, 2013, NewMarket Corporation (the “Company”) issued a press release regarding its earnings for the first quarter ended March 31, 2013. A copy of this press release is furnished as Exhibit 99.1 hereto and incorporated herein by reference.

In accordance with General Instruction B.2 of Form 8-K, the information in Item 2.02 of this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On April 25, 2013, the Company announced that William J. Skrobacz will succeed Wayne C. Drinkwater as Principal Accounting Officer and Controller of NewMarket, effective May 1, 2013. As previously announced, Mr. Drinkwater intends to retire as of May 1, 2013.

Mr. Skrobacz, age 53, has over 28 years of finance and accounting experience. Mr. Skrobacz joined the Company in May 2011 as Senior Manager, Business Assurance, and was appointed Controller Designate in September 2012. Prior to joining the Company, Mr. Skrobacz served as Controller of UPS Freight, a wholly-owned subsidiary of United Parcel Service, Inc., since 2008.

Item 5.07 Submission of Matters to a Vote of Security Holders.

On April 25, 2013, the Company held its 2013 Annual Meeting of Shareholders. The proposals listed below were submitted to a vote of shareholders, and are described in more detail in the Company’s Proxy Statement filed with the Securities and Exchange Commission on March 12, 2013 (the “Proxy Statement”). The results are as follows:

1. Shareholders elected each of the Company’s seven nominees to serve on its Board of Directors for the ensuing year, as set forth below:

Director	Affirmative Votes	Votes Withheld	Broker Non-Votes
Phyllis L. Cothran	11,319,522	214,053	1,024,159
Mark M. Gambill	11,457,769	76,210	1,024,159
Bruce C. Gottwald	11,472,288	61,397	1,024,159
Thomas E. Gottwald	11,488,516	45,395	1,024,159
Patrick D. Hanley	10,196,943	1,336,768	1,024,159
James E. Rogers	11,413,984	120,170	1,024,159
Charles B. Walker	11,317,839	216,105	1,024,159

2. The shareholders ratified the appointment of PricewaterhouseCoopers LLP as independent registered public accounting firm for the fiscal year ending December 31, 2013, as set forth below:

Affirmative Votes	Votes Against	Abstentions
12,401,776	147,526	9,313

3. The shareholders approved, on an advisory basis, the Company’s executive compensation program for its named executive officers disclosed in the Proxy Statement, as set forth below:

Affirmative Votes	Votes Against	Abstentions	Broker Non-Votes
11,243,758	174,596	116,102	1,024,159

Item 8.01. Other Events

On April 25, 2013, the Company issued a press release reporting that the Company’s Board of Directors had declared a dividend of 90.0 cents per share of the Company’s common stock, payable on July 1, 2013 to the Company’s shareholders of record as of June 17, 2013. A copy of this press release is attached hereto as Exhibit 99.2 and incorporated herein by reference.

Item 9.01. Financial Statement and Exhibits

(d)	Exhibits.

99.1	Press release regarding quarterly earnings issued by the Company on April 24, 2013.

99.2	Press release regarding the quarterly dividend issued by the Company on April 25, 2013.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 25, 2013

NEWMARKET CORPORATION

By:	/s/ David A. Fiorenza
David A. Fiorenza
Vice President and Chief Financial Officer

Exhibit Index

Exhibit No.	Description

99.1	Press release regarding quarterly earnings issued by the Company on April 24, 2013.

99.2	Press release regarding the quarterly dividend issued by the Company on April 25, 2013.